                                                            THE EMERGING MARKETS
                                                            TELECOMMUNICATIONS
                                                            FUND, INC.
                                                            ....................
                                                            ANNUAL REPORT
                                                            MAY 31, 2000


                                    [PHOTO]

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

Letter to Shareholders ....................................................... 1

Portfolio Summary ............................................................ 6

Schedule of Investments ...................................................... 8

Statement of Assets and Liabilities ..........................................12

Statement of Operations ......................................................13

Statement of Changes in Net Assets ...........................................14

Financial Highlights .........................................................15

Notes to Financial Statements ................................................16

Report of Independent Accountants ............................................23

Results of Annual Meeting of Shareholders ....................................24

Description of InvestLink-SM- Program ........................................25

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                   June 28, 2000

DEAR SHAREHOLDER:

I am writing to report on the activities of The Emerging Markets
Telecommunications Fund, Inc. (the "Fund") for the fiscal year ended May 31,
2000.

At May 31, 2000, the Fund's net asset value ("NAV") was $18.35 per share as compared to $12.12 on May 31, 1999. At May 31, 2000, total net assets were $130,300,455.

PERFORMANCE: STRONG RESULTS IN ASIA, THE U.S. AND LATIN AMERICA

For the fiscal year ended May 31, 2000, the Fund's total return, based on NAV was 51.4%.

This was considerably better than the performances during the same period of equities in emerging markets generally and emerging telecommunications stocks more specifically. As represented by the Morgan Stanley Capital International Emerging Markets Free Index ("EMF")*, for example, the broad universe of emerging markets equities returned 17.8%, while aggregate emerging telecoms (in the form of EMF's telecommunications services subsector) rose 29.0%.

The Fund meaningfully outperformed due to effective stock selection in Asia, the U.S. and Latin America.

- By far, strength in South Korea and China accounted for the Fund's buoyant Asian returns. South Korean exposure mainly consisted of large blue-chip telecom providers and equipment manufacturers that benefited both from the global trend toward outsourcing of telecom services and electronics equipment and the revival of the Korean market as a whole.

   Our lone Chinese holding--and the Fund's biggest position at May 31--was China Telecom (Hong Kong) Ltd. ("China Telecom"), China's largest provider of cellular telephony. I liked China Telecom (as I still do) based on my belief that it is well-positioned to take advantage of the continuing growth of telecom and Internet applications on the Chinese mainland. Fortunately, the market shared my optimism.

- In the U.S., the Fund owned shares in a number of private investment vehicles that focused on telecom-oriented companies in the emerging world. The collective impact of these vehicles on performance was especially positive. As I've stated many times, the ability to make such investments is one of the top advantages of the Fund's closed-end status.

- Our best Latin American results came from a private fund that enjoyed substantial gains from the sale of several of its individual equity stakes. Latin stock selection also proved notably favorable in Mexico, where we held the shares both of the nation's biggest telecom operator and its dominant provider of media content; and Peru.

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

THE MARKET: DOWN AND UP AND DOWN AGAIN, BUT NOT OUT

Around the beginning of the Fund's fiscal year, telecommunications stocks in emerging markets were battling a bad case of the blues, as investors scorned them in favor of their counterparts in the developed world. This persisted through the third quarter of 1999, until a few things began to help the picture turn brighter.

For one, emerging nations began to break the shackles of their 1997-98 financial crisis. South Korea helped lead the way with a recovery that was nothing less than miraculous, both in terms of depth and speed. Latin America did its part as well, with Mexico revving up an increasingly smooth economic engine and even Brazil taking measures few thought possible to put its economy back on track (E.G., further privatizing its telecom sector). Elsewhere, notably in India, governments took office that were amenable to the notion of increased competition in their telecom markets.

Naturally, developments such as these and others began to attract the attention of investors who had been sated by the big profits they had generated in the developed world and were hungry for new opportunities elsewhere. Thus, in the fourth quarter of 1999 and into the first quarter of 2000, a veritable flood of capital flowed into emerging markets, a great deal of which was directed to the telecommunications sector.

The party didn't last long, however. By the end of the first quarter, fears that potentially higher U.S. inflation might prompt the Federal Reserve to become more aggressive in raising U.S. interest rates crushed the shares of telecoms and other technology-based "New Economy" companies worldwide. It didn't help, either, that technology investors were nervous, market pundits were questioning the valuations of tech companies generally, and sentiment about Microsoft's antitrust litigation started to sour. The result was that higher risk premiums were assigned to almost all securities, and those with high valuations--including many emerging telecoms--suffered the most.

As I write, emerging telecom stocks are down, but not out. Although the worst may not yet be over, there are selected telecom plays whose attractiveness stands out. Several of these still look very good from any reasonable valuation standpoint, and I am pursuing them accordingly.

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

PORTFOLIO STRUCTURE: PICKING AND CHOOSING

TOP 10 HOLDINGS, BY ISSUER*

                                                          % OF
     HOLDING                 COUNTRY/REGION             NET ASSETS
     -------                 --------------             ----------
 1.  China Telecom              Hong Kong                  7.5
 2.  Samsung Electronics       South Korea                 6.3
 3.  SK Telecom                South Korea                 4.5
 4.  VSNL                         India                    3.8
 5.  CEI Citicorp Hldgs.        Argentina                  2.7
 6.  Check Point Software        Israel                    2.3
 7.  Hutchison Whampoa          Hong Kong                  2.3
 8.  CTC                          Chile                    2.2
 9.  Emg. Mkts. Ventures I       Global                    2.2
10.  Embratel                    Brazil                    2.2
                                                          ----
     Total                                                36.0
                                                          ====

---------------------
* Company names are abbreviations of those found in the chart on page 7.

                                COUNTRY BREAKDOWN
                                (% of net assets)

                                  [PIE CHART]

Other*                     25.97
Cash & Other Assets         8.45
Taiwan                      8.54
South Korea                13.73
Mexico                      6.37
Israel                      6.95
India                       5.93
Hong Kong                  10.96
Global                      4.66
Brazil                      8.44

--------------------
* Other includes Argentina, Asia, Chile, Central Europe, Greece, Indonesia, Latin America, Malaysia, Middle East/Africa, Peru, Philippines, Russia, Singapore, Spain, Thailand, Turkey, U.S. and Venezuela.

My investment strategy in recent months can generally be characterized as opportunistic. This past April, for example, I elected to raise quite a bit of cash to take advantage of a few opportunities in what I believed to be the beginning of a major shakeout in the emerging telecommunications sector. I thus reduced the Fund's exposure to a number of markets (notably Brazil and South Korea) that I felt were more vulnerable than others to rapidly changing and largely negative global and domestic market conditions.

When pullbacks eventually occurred, I reinvested a good deal of this money into selected areas. One was the Brazilian cellular business, which had suffered from the contagion effect of the global downdraft in telecom shares, as well as the potential impact of rising global interest rates on Brazil's macroeconomic environment. I also returned to South Korea, a market that was hit both by the international factors already mentioned and new questions about the stability of its banking sector.

A third major area of interest of mine (then and now) was certain technology stocks in Israel and Taiwan. These, I feel, will benefit from what I anticipate to be an elongation of the upward cycle in sales of personal computers. Such an elongation should prove lucrative for manufacturers of integrated semiconductor chips, producers of memory devices, and even companies that make PC cabinets.

Elsewhere, I see substantial promise in other parts of the telecom universe such as mobile telephony, which has continued to benefit from strong demand for handsets. Companies involved in making chips for smarter handsets, those specializing in miniaturization and more, should do particularly well in response to such demand. A number of these

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

companies, both manufacturers and technology suppliers, are located in Taiwan, South Korea and Israel, all focal points of my current strategy.

OUTLOOK: IF THE U.S. LANDS SOFTLY, EMERGING TELECOMS SHOULD RISE

Much of one's outlook for emerging equity markets these days depends on whether you are a bull or a bear with respect to the Federal Reserve's efforts to manage U.S. economic growth.

If you are a bear and think that the Fed is likely to raise interest rates a great deal further and risk an abrupt "hard landing" for the robust U.S. economy, emerging markets will hold little allure. Most, after all, are highly dependent on the fortunes of the U.S. economy, a point that should be repeatedly emphasized.

Indeed, a variety of elements bodes ill for emerging markets in the short term: continuing volatility in the NASDAQ, worsening debt valuation measures, investor apprehension about what the Fed might do in coming weeks and months, etc. In particular, highly valued, highly leveraged technology and Internet-related stocks will likely continue to be at least as volatile as their developed-world counterparts, if not more so.

For my part, I don't think we will see a hard landing for the U.S. economy; I view a less painful "soft" landing as most probable. Given the Fed's clear preference for soft landings--as well as its virtually unblemished track record over the past 10 years or so in managing the U.S. economy--I think it realistic that the Fed will achieve this goal.

If so, the outlook for emerging telecommunications stocks should be quite good in the medium term. Several are poised to profit, regardless of the U.S. economic climate. I have invested in those I feel have the best prospects of weathering the current storm and becoming the leaders in the next global telecom cycle. Even after their recent dive, I still believe many Internet-related concerns to be overvalued, incidentally, and therefore have virtually no exposure to the dot-coms of the world.

Respectfully,



/s/ Richard W. Watt

Richard W. Watt
President and Chief Investment Officer**

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LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the InvestLinkSM Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 25 through 27 of this report.









--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index (with no defined investment objective) of emerging-market equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

** Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He is also President, Chief Investment Officer and a Director of The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc. and The First Israel Fund, Inc. He is President and a Director of The Brazilian Equity Fund, Inc., The Latin America Equity Fund, Inc. and The Latin America Investment Fund, Inc. and is Chief Investment Officer of The Portugal Fund, Inc.

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
PORTFOLIO SUMMARY - AS OF MAY 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION
--------------------------------------------------------------------------------

                                    [CHART]

                             AS A PERCENT OF NET ASSETS
                                                                 May 31, 2000       May 31, 1999
                                                                 ------------       ------------
Cellular Communications                                                15.29%             13.81%
Electric-Integrated                                                     1.21%              3.90%
Electronics                                                            14.70%             10.04%
Investment & Holding Companies                                          8.96%              6.28%
Local and/or Long Distance Telephone Service                           17.27%             22.52%
Oil & Gas                                                               0.00%              3.25%
Radio/Television                                                        2.70%              2.23%
Telecommunications                                                     22.77%             28.45%
Other                                                                   8.65%              3.58%
Cash & Cash Equivalents                                                 8.45%              5.94%


--------------------------------------------------------------------------------
 GEOGRAPHIC ASSET BREAKDOWN
--------------------------------------------------------------------------------

                                    [CHART]

                             AS A PERCENT OF NET ASSETS
                                                                 May 31, 2000       May 31, 1999
                                                                 ------------       ------------
Asia                                                                   47.74%             35.04%
Eastern Europe                                                          7.11%              9.53%
Europe                                                                  2.76%             13.13%
Latin America                                                          21.17%             22.61%
Middle East/Africa                                                      7.73%              7.35%
North America                                                           0.38%              0.00%
Global                                                                  4.66%              7.02%
Cash & Cash Equivalents                                                 8.45%              5.32%

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
PORTFOLIO SUMMARY - AS OF MAY 31, 2000 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY OF SECURITIES BY COUNTRY/REGION
--------------------------------------------------------------------------------

                                    [CHART]

                             AS A PERCENT OF NET ASSETS
                                                                 May 31, 2000       May 31, 1999
                                                                 ------------       ------------
Argentina                                                               2.67%              6.69%
Brazil                                                                  8.44%              6.94%
Chile                                                                   2.35%              4.12%
Greece                                                                  0.74%              7.86%
Hong Kong                                                              10.95%              5.77%
Hungary                                                                 0.00%              2.90%
India                                                                   5.93%              4.75%
Israel                                                                  6.95%              7.35%
Mexico                                                                  6.37%              0.00%
Peru                                                                    0.01%              3.61%
Philippines                                                             0.55%              2.62%
Russia                                                                  3.51%              1.06%
Singapore                                                               1.30%              4.20%
South Korea                                                            13.74%             12.07%
Taiwan                                                                  8.54%              1.74%
Thailand                                                                3.12%              0.00%
Turkey                                                                  3.60%              0.00%
Global                                                                  4.66%              7.02%
Other                                                                   8.12%             15.98%


--------------------------------------------------------------------------------
TOP 10 HOLDINGS, BY ISSUER
--------------------------------------------------------------------------------

                                                                                                                   Percent of
        Holding                                                 Sector                            Country/Region   Net Assets
-----------------------------------------------------------------------------------------------------------------------------
1. China Telecom (Hong Kong) Ltd.                       Cellular Communications                      Hong Kong         7.5
-----------------------------------------------------------------------------------------------------------------------------
2. Samsung Electronics Co., Ltd.                              Electronics                            South Korea       6.3
-----------------------------------------------------------------------------------------------------------------------------
3. SK Telecom Co., Ltd.                                   Telecommunications                         South Korea       4.5
-----------------------------------------------------------------------------------------------------------------------------
4. Videsh Sanchar Nigam Ltd.                              Telecommunications                         India             3.8
-----------------------------------------------------------------------------------------------------------------------------
5. CEI Citicorp Holdings S.A.                       Investment & Holding Companies                   Argentina         2.7
-----------------------------------------------------------------------------------------------------------------------------
6. Check Point Software Technologies Ltd.               Computer Data Security                       Israel            2.3
-----------------------------------------------------------------------------------------------------------------------------
7. Hutchison Whampoa Ltd.                           Investment & Holding Companies                   Hong Kong         2.3
-----------------------------------------------------------------------------------------------------------------------------
8. Compania de Telecomunicaciones de Chile S.A.  Local and/or Long Distance Telephone Service        Chile             2.2
-----------------------------------------------------------------------------------------------------------------------------
9. Emerging Markets Ventures I, L.P.                 Investment & Holding Companies                  Global            2.2
-----------------------------------------------------------------------------------------------------------------------------
10. Embratel Participacoes S.A.                  Local and/or Long Distance Telephone Service        Brazil            2.2
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
SCHEDULE OF INVESTMENTS - MAY 31, 2000
--------------------------------------------------------------------------------

                                   No. of        Value
Description                        Shares       (Note A)
----------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-91.55%
EQUITY OR EQUITY-LINKED SECURITIES OF
  TELECOMMUNICATION COMPANIES IN EMERGING
  COUNTRIES-74.57%
----------------------------------------------------------
ARGENTINA-2.67%
----------------------------------------------------------
CEI Citicorp Holdings S.A.,
  Class B+ (Cost $3,738,676) ...    949,309   $  3,484,417
                                              ------------
----------------------------------------------------------
ASIA-0.92%
----------------------------------------------------------
INVESCO AsiaNET Fund plc*+ .....     97,560        902,430
Nirvana Capital Limited*+ #.....     30,000        300,000
                                              ------------
TOTAL ASIA (Cost $1,299,990) ..............      1,202,430
                                              ------------
----------------------------------------------------------
BRAZIL-8.44%
----------------------------------------------------------
Brasil Telecom Participacoes
  S.A. ADR## ...................     12,900        774,000
Celular CRT Participacoes S.A.
  PNA+ .........................  1,664,000        496,784
Companhia Riograndense de
  Telecomunicacoes PNA+ ........  1,087,758        333,686
Embratel Participacoes
  S.A. ADR## ...................    135,700      2,841,219
Tele Nordeste Celular
  Participacoes S.A. ADR## .....      7,400        392,200
Tele Norte Leste Participacoes
  S.A. ADR## ...................    132,702      2,604,277
Telemig Celular Participacoes
  S.A. ADR## ...................     23,500      1,364,469
Telesp Celular Participacoes
  S.A. ADR .....................     57,800      2,189,175
                                              ------------
TOTAL BRAZIL (Cost $11,299,278) ...........     10,995,810
                                              ------------
----------------------------------------------------------
CHILE-2.35%
----------------------------------------------------------
Compania de Telecomunicaciones de
  Chile S.A. ADR## .............    147,800      2,919,050
Telefonos de Coyhaique S.A .....      6,500        148,827
                                              ------------
TOTAL CHILE (Cost $3,464,897) .............      3,067,877
                                              ------------
----------------------------------------------------------
GREECE-0.75%
----------------------------------------------------------
STET Hellas
  Telecommunications S.A.+
  (Cost $993,943) ..............     46,400        974,400
                                              ------------

                                   No. of       Value
Description                     Shares/Units   (Note A)
----------------------------------------------------------
----------------------------------------------------------
HONG KONG-8.57%
----------------------------------------------------------
Cable and Wireless HKT Ltd. ....    410,800   $    938,399
China Telecom (Hong Kong) Ltd.,
  Class H+ .....................  1,309,415      9,788,370
Pacific Century CyberWorks Ltd.+    224,000        438,384
                                              ------------

TOTAL HONG KONG (Cost $4,396,456) .........     11,165,153
                                              ------------
----------------------------------------------------------
INDIA-5.86%
----------------------------------------------------------
Mahanagar Telephone Nigam Ltd.
  GDR++ ........................    233,500      2,410,887
The India Media, Internet and
  Communications Fund Ltd.=# ...     50,000        250,000
Videsh Sanchar Nigam Ltd.
  GDR++ ........................    318,500      4,976,562
                                              ------------
TOTAL INDIA (Cost $6,974,360) .............      7,637,449
                                              ------------
----------------------------------------------------------
INDONESIA-1.38%
----------------------------------------------------------
PT Indosat (Persero) Tbk ADR ...     85,660        915,491
PT Telekomunikasi Indonesia ....  2,683,800        879,042
                                              ------------
TOTAL INDONESIA (Cost $2,562,724) .........      1,794,533
                                              ------------
----------------------------------------------------------
ISRAEL-5.38%
----------------------------------------------------------
Aptel Warrants
  (expiring 01/06/03)*+ ........     16,800        189,000
Bezeq Israeli Telecommunication
  Corporation Ltd. .............    121,527        684,815
Check Point Software
  Technologies Ltd.+ ...........     16,000      3,006,000
Geotek Communications, Inc.,
  Convertible Preferred Series M,
  8.50%*+ ......................        100              0
Gilat Satellite Networks Ltd.+##     23,200      1,869,050
Global Wireless Holdings Inc.
  C.V. PNB*+ ...................     48,122          6,978
Nexus Telocation Systems Ltd.+ .    170,784        384,264
Nexus Telocation Systems Ltd.= .    481,600        866,880

                                              ------------
TOTAL ISRAEL (Cost $8,089,672) ............      7,006,987
                                              ------------
----------------------------------------------------------
LATIN AMERICA-0.23%
----------------------------------------------------------
J.P. Morgan Latin America Capital
  Partners, L.P.+*#
  (Cost $321,085) ..............    297,445        297,445
                                              ------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                No. of          Value
Description                     Shares        (Note A)
----------------------------------------------------------
----------------------------------------------------------
MALAYSIA-1.31%
----------------------------------------------------------
Digi.com Berhad+
  (Cost $1,503,250) ............    842,000   $  1,706,180
                                              ------------
----------------------------------------------------------
MEXICO-6.37%
----------------------------------------------------------
Carso Global Telecom, Class A-1+    848,000      1,921,396
Grupo Iusacell S.A. de C.V.,
  V Shares ADR+ ................     85,288      1,130,066
Grupo Televisa S.A. GDR+ .......     50,400      2,806,650
Telefonos de Mexico, S.A. de CV
  ADR, Class L .................     50,200      2,444,113
                                              ------------
TOTAL MEXICO (Cost $7,004,785) ............      8,302,225
                                              ------------
----------------------------------------------------------
MIDDLE EAST/AFRICA-0.78%
----------------------------------------------------------
EFG-Hermes Telecom Fund*+
 (Cost $1,020,000) .............    100,000      1,012,500
                                              ------------
----------------------------------------------------------
PERU-0.01%
----------------------------------------------------------
Tecsur S.A.+
 (Cost $20,757) ................    102,450          6,727
                                              ------------
----------------------------------------------------------
PHILIPPINES-0.55%
----------------------------------------------------------
Philippine Long Distance
 Telephone Co. ADR##
 (Cost $1,008,284) .............     41,000        722,625
                                              ------------
----------------------------------------------------------
RUSSIA-3.51%
----------------------------------------------------------
Golden Telecom, Inc.+ ..........     30,000        896,250
Independent Network Television,
 Series II*+ ...................  1,000,000        500,000
Rostelecom ADR .................    127,800      1,940,963
Vimpel-Communications ADR+ .....     47,500      1,232,031
                                              ------------
TOTAL RUSSIA (Cost $6,470,187) ............      4,569,244
                                              ------------
----------------------------------------------------------
SINGAPORE-1.06%
----------------------------------------------------------
Venture Manufacturing
 (Singapore) Ltd. (Cost $543,812)   156,000      1,377,146
                                              ------------
----------------------------------------------------------
SOUTH KOREA-12.52%
----------------------------------------------------------
Hanaro Telecom Inc.+ ...........     52,000        342,523
Korea Telecom Corp. ADR ........     53,100      1,964,700
Samsung Electronics Co., Ltd. ..     30,004      8,181,702


                                No. of          Value
Description                  Shares/Units     (Note A)
----------------------------------------------------------
----------------------------------------------------------
SOUTH KOREA (CONTINUED)
----------------------------------------------------------
SK Telecom Co., Ltd. ...........      7,840   $  2,672,333
SK Telecom Co., Ltd. ADR## .....     78,800      3,156,925
                                              ------------
TOTAL SOUTH KOREA (Cost $11,120,574) ......     16,318,183
                                              ------------
----------------------------------------------------------
TAIWAN-2.89%
----------------------------------------------------------
Siliconware Precision Industries
  Co.+ .........................    173,000        359,364
Siliconware Precision
  Industries Co. GDR+ ..........     63,200        654,120
Taiwan Semiconductor
  Manufacturing Co., Ltd. ADR+##     77,850      2,749,078
                                              ------------
TOTAL TAIWAN (Cost $2,489,527) ............      3,762,562
                                              ------------
----------------------------------------------------------
THAILAND-1.88%
----------------------------------------------------------
TelecomAsia Corporation Public
  Co., Ltd., Foreign Registered+(a)
  (Cost $3,895,748) ............  2,460,300      2,447,435
                                              ------------
----------------------------------------------------------
TURKEY-3.60%
----------------------------------------------------------
Dogan Yayin Holding A.S.+ ......126,903,046      2,318,946
Vestel Elektronik Sanayi ve
  Ticaret A.S.+ ................  7,575,000      2,368,533
                                              ------------
TOTAL TURKEY (Cost $5,505,242) ............      4,687,479
                                              ------------
----------------------------------------------------------
VENEZUELA-1.10%
----------------------------------------------------------
Venworld Telecommunications=
  (Cost $2,531,383) ............    125,947      1,430,971
                                              ------------
----------------------------------------------------------
GLOBAL-2.44%
----------------------------------------------------------
International Wireless
  Communications Holdings Corp.*      7,546              0
TeleSoft Co-Investments, L.P. Sub
  Fund A-3*+ ...................    375,394        375,394
TeleSoft Partners L.P.=# .......  1,187,500      2,812,563
                                              ------------
TOTAL GLOBAL (Cost $1,607,219) ............      3,187,957
                                              ------------
TOTAL EMERGING COUNTRIES
  (Cost $87,861,849) ......................     97,157,735
                                              ------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                No. of          Value
Description                  Shares/Units     (Note A)
----------------------------------------------------------
----------------------------------------------------------
EQUITY SECURITIES OF TELECOMMUNICATION COMPANIES IN
DEVELOPED COUNTRIES-2.39%
----------------------------------------------------------
----------------------------------------------------------
CENTRAL EUROPE-0.17%
----------------------------------------------------------
Central European Media
  Enterprises Ltd.+
  (Cost $4,578,326) ............     22,875   $    217,313
                                              ------------
----------------------------------------------------------
SPAIN-1.84%
----------------------------------------------------------
Telefonica S.A. ADR+
  (Cost $2,711,829) ............     39,500      2,404,563
                                              ------------
----------------------------------------------------------
UNITED STATES-0.38%
----------------------------------------------------------
Technology Crossover Ventures
  IV, L.P.=# (Cost $520,000) ...    520,000        491,491
                                              ------------
TOTAL DEVELOPED COUNTRIES
  (Cost $7,810,155) .......................      3,113,367
                                              ------------
----------------------------------------------------------
EQUITY SECURITES OF COMPANIES PROVIDING OTHER ESSENTIAL
SERVICES IN THE DEVELOPMENT OF AN EMERGING COUNTRY'S
INFRASTRUCTURE-14.59%
----------------------------------------------------------
----------------------------------------------------------
HONG KONG-2.39%
----------------------------------------------------------
Hutchison Whampoa Ltd. .........    258,860      2,981,512
Li & Fung Ltd. .................     30,000        128,589
                                              ------------
TOTAL HONG KONG (Cost $2,394,334) .........      3,110,101
                                              ------------
----------------------------------------------------------
INDIA-0.07%
----------------------------------------------------------
SSI Ltd. GDR+,++
  (Cost $185,760) ..............     12,900         90,300
                                              ------------
----------------------------------------------------------
ISRAEL-1.57%
----------------------------------------------------------
Concord Ventures
  Fund II, L.P.+=# .............    240,000        240,000
Formula Ventures L.P.+=# .......    423,738        402,474
Giza GE Venture Fund III, L.P.+=#   250,000        240,970
K.T. Concord Venture
  Fund L.P.+=# .................    850,000      1,165,906
                                              ------------
TOTAL ISRAEL (Cost $1,732,121) ............      2,049,350
                                              ------------

                                No. of          Value
Description                  Shares/Units     (Note A)
----------------------------------------------------------
----------------------------------------------------------
SINGAPORE-0.24%
----------------------------------------------------------
ST Assembly Test Services Ltd.+
  (Cost $222,510) ..............    107,000   $    317,947
                                              ------------
----------------------------------------------------------
SOUTH KOREA-1.21%
----------------------------------------------------------
Korea Electric Power (KEP)
  Corporation (Cost $1,626,367)      58,900      1,580,053
                                              ------------
----------------------------------------------------------
TAIWAN-5.65%
----------------------------------------------------------
D-Link Corp. ...................    312,000      1,032,911
Hon Hai Precision Industry Co.,
  Ltd. GDR+,++ .................     74,300      1,690,325
Macronix International Co.,
  Ltd.+ ........................    366,000      1,134,469
Nan Ya Plastic Corp. ...........    370,000        810,613
Via Technologies Inc.+ .........     76,000      1,312,301
Winbond Electronics Corp.+ .....    457,320      1,380,421
                                              ------------
TOTAL TAIWAN (Cost $6,054,519) ............      7,361,040
                                              ------------
----------------------------------------------------------
THAILAND-1.24%
----------------------------------------------------------
Advanced Info Service
  Public Co., Ltd., Foreign
  Registered+
  (Cost $1,015,849) ............    140,919      1,617,486
                                              ------------
----------------------------------------------------------
GLOBAL-2.22%
----------------------------------------------------------
Emerging Markets
  Ventures I, L.P.+=#
  (Cost $2,702,244) ............  2,602,830      2,888,699
                                              ------------
TOTAL OTHER ESSENTIAL SERVICES
  (Cost $15,933,704) ......................     19,014,976
                                              ------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                Value
Description                                   (Note A)
----------------------------------------------------------
TOTAL INVESTMENTS-91.55%
  (Cost $111,605,708) (Notes A,D)             $119,286,078
CASH AND OTHER ASSETS IN EXCESS
  OF LIABILITIES-8.45% .....................    11,014,377
                                              ------------
NET ASSETS-100.00% .........................  $130,300,455
                                              ============

----------------------------------------------------------
*    Not readily marketable security.
+    Security is non-income producing.
++ SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers".
=    Restricted security, not readily marketable (See Note F).
# As of May 31, 2000 the Fund committed to investing an additional $1,364,949, $150,000, $326,262, $62,500, $1,000,000, $2,478,915,
     $1,760,000, $1,480,000, $700,000 and $250,000 of capital in Emerging
     Markets Ventures I, L.P., K.T. Concord Venture Fund L.P., Formula Ventures L.P., Telesoft Partners L.P., Giza GE Venture Fund III, L.P., J.P. Morgan Latin America Capital Partners, L.P., Concord Ventures Fund II, L.P., Technology Crossover Ventures IV, L.P., Nirvana Capital Limited and The India Media, Internet and Communications Fund, Ltd., respectively.
##   Security or a portion thereof is out on loan.
(a) With an additional 776,936 warrants attached, expiring 12/31/49, with no market value.
ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value (Cost $111,605,708) (Note A) .............................                 $119,286,078
Cash (including $110,334 of foreign currencies with a cost of $111,349) (Note A)                   16,683,132
Collateral received for securities loaned (Note A) .............................                   11,639,279
Receivables:
   Dividends and interest ......................................................                      326,223
   Investments sold ............................................................                      294,290
Prepaid expenses and other assets ..............................................                        9,920
                                                                                                 ------------
Total Assets ...................................................................                  148,238,922
                                                                                                 ------------
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Payable upon return of securities loaned (Note A) ...........................                   11,639,279
   Investments purchased .......................................................                    5,849,601
   Investment advisory fee (Note B) ............................................                      285,213
   Administration fees (Note B) ................................................                       29,516
   Other accrued expenses ......................................................                      134,858
                                                                                                 ------------
Total Liabilities ..............................................................                   17,938,467
                                                                                                 ------------
NET ASSETS (applicable to 7,100,819 shares of common stock outstanding) (Note C)                 $130,300,455
                                                                                                 ============
NET ASSET VALUE PER SHARE ($130,300,455 DIVIDED BY 7,100,819) ..................                       $18.35
                                                                                                 ============
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF
--------------------------------------------------------------------------------
Capital stock, $0.001 par value; 7,100,819 shares issued and outstanding
   (100,000,000 shares authorized) .............................................                 $      7,101
Paid-in capital ................................................................                  101,403,838
Accumulated net realized gain on investments and foreign currency related
   transactions ................................................................                   21,211,808
Net unrealized appreciation in value of investments and translation of other
   assets and liabilities denominated in foreign currencies ....................                    7,677,708
                                                                                                 ------------
Net assets applicable to shares outstanding ....................................                 $130,300,455
                                                                                                 ============


                                 See accompanying notes to financial statements.
12

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED MAY 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Income (Note A):
   Dividends ...................................................................                 $  1,208,286
   Interest ....................................................................                      275,305
   Less: Foreign taxes withheld ................................................                     (115,163)
                                                                                                 ------------
   Total Investment Income .....................................................                    1,368,428
                                                                                                 ------------
Expenses:
   Investment advisory fees (Note B) ...........................................                    1,542,224
   Administration fees (Note B) ................................................                      219,867
   Consulting fees (Note H) ....................................................                      162,675
   Audit and legal fees ........................................................                      157,551
   Custodian fees ..............................................................                      157,305
   Accounting fees .............................................................                      101,073
   Printing ....................................................................                       96,223
   Transfer agent fees .........................................................                       43,940
   Directors' fees .............................................................                       38,548
   NYSE listing fees ...........................................................                       16,532
   Insurance ...................................................................                        9,384
   Other .......................................................................                       19,859
   Brazilian taxes (Note A) ....................................................                       24,336
   Chilean repatriation taxes (Note A) .........................................                      228,767
                                                                                                 ------------
   Total Expenses ..............................................................                    2,818,284
                                                                                                 ------------
   Net Investment Loss .........................................................                   (1,449,856)
                                                                                                 ------------
--------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
--------------------------------------------------------------------------------
Net realized gain/(loss) from:
   Investments .................................................................                   38,908,462
   Foreign currency related transactions .......................................                     (345,547)
Net change in unrealized appreciation in value of investments and translation
   of other assets and liabilities denominated in foreign currencies ...........                    7,411,859
                                                                                                 ------------
Net realized and unrealized gain on investments and foreign currency related
   transactions ................................................................                   45,974,774
                                                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................                 $ 44,524,918
                                                                                                 ============


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        For the Fiscal Years
                                                                                            Ended May 31,
                                                                                 --------------------------------
                                                                                       2000               1999
                                                                                 --------------------------------
--------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------
Operations:
   Net investment loss ......................................................... $  (1,449,856)      $    (349,880)
   Net realized gain/(loss) on investments and foreign currency
    related transactions .......................................................    38,562,915         (13,838,114)
   Net change in unrealized appreciation in value of investments and
    translation of other assets and liabilities denominated in foreign currencies    7,411,859          (6,875,847)
                                                                                 -------------       -------------
     Net increase/(decrease) in net assets resulting from operations ...........    44,524,918         (21,063,841)
                                                                                 -------------       -------------
Distributions to shareholders:
   Net realized gain on investments and foreign currency related transactions ..            --         (16,442,826)
                                                                                 -------------       -------------
Capital share transactions:
   Cost of 657,000 and 677,100 shares repurchased, respectively (Note G) .......    (8,250,794)         (6,489,527)
                                                                                 -------------       -------------
     Total increase/(decrease) in net assets ...................................    36,274,124         (43,996,194)
                                                                                 -------------       -------------
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of year ..............................................................    94,026,331         138,022,525
                                                                                 -------------       -------------
End of year .................................................................... $ 130,300,455       $  94,026,331
                                                                                 =============       =============


                                 See accompanying notes to financial statements.
14

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------


                                                                                                          For the Period
                                                                                                              June 25,
                                                        For the Fiscal Years Ended May 31,                     1992*
                                          -------------------------------------------------------------       through
                                             2000     1999      1998     1997     1996      1995     1994   May 31, 1993
                                           -------  -------   -------  -------   -------  -------   ------- ------------
------------------------------------------
PER SHARE OPERATING
PERFORMANCE
------------------------------------------
Net asset value, beginning of period .....  $12.12   $16.36    $21.53   $20.94    $19.20   $20.90    $14.95   $13.84**
                                           -------  -------   -------  -------   -------  -------   -------  -------
Net investment income/(loss) .............  (0.20)#  (0.04)#   (0.06)    0.10      0.27     0.11      0.13     0.16
Net realized and unrealized gain/(loss) on
  investments and foreign currency
  related transactions ...................    6.14    (2.41)    (1.40)    2.86      1.91     0.01      7.03+    1.20
                                           -------  -------   -------  -------   -------  -------   -------  -------
Net increase/(decrease) in net assets
  resulting from operations ..............    5.94    (2.45)    (1.46)    2.96      2.18     0.12      7.16     1.36
                                           -------  -------   -------  -------   -------  -------   -------  -------
Dividends and distributions to shareholders:
  Net investment income ..................      --       --     (0.09)   (0.27)    (0.04)   (0.04)    (0.15)   (0.14)
  Net realized gain on investments and
    foreign currency related transactions.      --    (1.96)    (3.62)   (2.10)    (0.40)   (1.78)    (1.06)   (0.11)
                                           -------  -------   -------  -------   -------  -------   -------  -------
Total dividends and distributions
  to shareholders .......................       --    (1.96)    (3.71)   (2.37)    (0.44)   (1.82)    (1.21)   (0.25)
                                           -------  -------   -------  -------   -------  -------   -------  -------
Anti-dilutive impact due to shares of
  beneficial interest repurchased .......     0.29     0.17        --       --        --       --        --       --
                                           -------  -------   -------  -------   -------  -------   -------  -------
Net asset value, end of period ..........   $18.35   $12.12    $16.36   $21.53    $20.94   $19.20    $20.90   $14.95
                                           =======  =======   =======  =======   =======  =======   =======  =======
Market value, end of period .............  $13.500   $9.813   $13.000  $17.375   $17.375  $17.750   $22.750  $14.500
                                           =======  =======   =======  =======   =======  =======   =======  =======
Total investment return (a) .............    37.58%   (9.99)%   (4.57)%  14.31%     0.21%  (13.94)%   64.74%    5.85%
                                           =======  =======   =======  =======   =======  =======   =======  =======
------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------
Net assets, end of period (000 omitted) .. $130,300  $94,026  $138,023 $181,627  $176,628 $161,925  $176,253 $125,338
Ratio of expenses to average net assets (b)   2.24%    2.09%     2.32%    1.90%     1.77%    1.89%     1.81%    1.99%(c)
Ratio of expenses to average net assets,
  excluding taxes ........................    2.04%    2.01%     1.82%    1.82%       --       --        --       --
Ratio of net investment income/(loss)
  to average net assets ..................   (1.15)%  (0.33)%   (0.29)%   0.52%     1.40%    0.53%     0.63%    2.02%(c)
Portfolio turnover rate ..................  113.75%  179.66%   162.58%   42.14%    27.71%   14.29%    43.98%   22.55%

--------------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.11 per share.
+ Includes a $0.03 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in January 1994.
#    Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any.
(c)  Annualized.


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE A. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was incorporated in Maryland on February 11, 1992 and commenced investment operations on June 25, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the closing price quoted for the securities prior to the time of determination (but if bid and asked quotations are available, at the mean between the last current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At May 31, 2000, the Fund held 11.03% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $15,396,542 and fair value of $14,373,701. The net asset value per share of the Fund is calculated each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At May 31, 2000, the account's interest rate was 5.80%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments. For the fiscal year ended May 31, 2000, the Fund did not incur such expense.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the fiscal year ended May 31, 2000, the Fund incurred $228,767 of such expense.

From January 23, 1997 through January 22, 1999, Brazil imposed a 0.20% CONTRIBUCAO PROVISORIA SOBRE

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
MOVIMENTACAOS FINANCIERAS ("CPMF") tax that applied to most debit transactions carried out by financial institutions. Effective January 23, 1999, the CPMF tax expired and was reinstated on June 17, 1999 for a period of three years. The tax is assessed at a rate of 0.38% for the initial year and will drop to 0.30% for the remaining two years. For the fiscal year ended May 31, 2000, the Fund incurred $24,336 of such expense.

FOREIGN CURRENCY TRANSACTIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

SECURITIES LENDING: The market value of securities out on loan to brokers at May 31, 2000, was $11,275,782, for which the Fund has received cash as collateral of $11,639,279. Such cash collateral was reinvested into an overnight repurchase agreement with Bear, Stearns & Co. Inc., which was in turn collateralized by U.S. Government agency securities with a value of $11,878,399. Security loans are required at all times to have collateral at least equal to 102% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

During the fiscal year ended May 31, 2000, the Fund earned $8,363 in securities lending income which is

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
included under the caption INTEREST in the Statement of Operations.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At May 31, 2000, the Fund reclassified within the composition of net assets permanent book/tax differences from accumulated net realized gain on investments and foreign currency related transactions related to gains from the sale of Passive Foreign Investment Companies of $840,876 to accumulated net investment loss. In addition, the Fund reclassified net investment loss of $1,106,056 to accumulated net realized gain on investments and foreign currency related transactions.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund, subject to local investment limitations, may invest up to 25% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the proceeds realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At May 31, 2000, the Fund had no such agreements, other than the cash collateral received that was reinvested in a repo under the Fund's securities lending program.

--------------------------------------------------------------------------------
NOTE B. AGREEMENTS
--------------------------------------------------------------------------------
Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly net assets, 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. For the fiscal year ended May 31, 2000, CSAM earned $1,542,224 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended May 31, 2000, CSAM was reimbursed $14,040 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.12% of the Fund's average weekly net assets. For the fiscal year ended May 31, 2000, BSFM earned $151,157 for administrative services.

BankBoston, N.A., Sao Paulo ("BBNA") and CELFIN Administradora de Fondos de Inversion de Capital Extranjero S.A. ("Chilean administrator") serve as the Fund's administrators with respect to Brazilian and Chilean investments, respectively. BBNA is paid for its services out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.10% of average month end Brazilian net assets of the Fund. In return for services rendered, the Chilean administrator receives a fee computed monthly and paid quarterly at an annual rate of 0.10% of the Fund's average weekly net assets in Chile, subject to certain minimum annual fees and reimbursements for a predefined limit of their expenses.

--------------------------------------------------------------------------------
NOTE C. CAPITAL STOCK
--------------------------------------------------------------------------------
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 7,100,819 shares outstanding at May 31, 2000, CSAM owned 7,169 shares.

--------------------------------------------------------------------------------
NOTE D. INVESTMENT IN SECURITIES
--------------------------------------------------------------------------------
For U.S. federal income tax purposes, the cost of securities owned at May 31, 2000 was $112,304,701. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $6,981,377, was composed of gross appreciation of $25,013,633 for those investments having an excess of value over cost and gross depreciation of $18,032,256 for those investments having an excess of cost over value.

For the fiscal year ended May 31, 2000, total purchases and sales of securities, other than short-term investments, were $132,363,917 and $147,639,238, respectively.

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
NOTE E. CREDIT AGREEMENTS
--------------------------------------------------------------------------------
Effective December 15, 1999, the Fund, together with other funds advised by CSAM established a $250 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of 0.075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating funds will pay interest on borrowing at the Federal Funds rate plus 0.50%.

Previously, the Fund along with 10 other U.S. regulated management investment companies for which CSAM serves as investment adviser, had a credit agreement with BankBoston, N.A. The agreement provided that each fund was permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time did the aggregate outstanding principal amount of all loans to any of the 11 funds exceed $25,000,000. The line of credit bore interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The above credit agreement was terminated as of June 30, 1999.

At May 31, 2000 and during the fiscal year ended May 31, 2000, the Fund had no borrowings under either the Credit Facility or the credit agreement.

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
NOTE F. RESTRICTED SECURITIES
--------------------------------------------------------------------------------
Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration available indications of value. The table below shows the number of units/shares held, the acquisition dates, aggregate cost, fair value as of May 31, 2000, value per unit/share of such securities and percent of net assets which the securities comprise.

                                          NUMBER                                          FAIR        VALUE    PERCENT
                                            OF                                          VALUE AT       PER     OF NET
SECURITY                               UNITS/SHARES  ACQUISITION DATES      COST      MAY 31, 2000 UNIT/SHARE  ASSETS
--------                               ------------  -----------------   -----------  ------------ ----------  ------
Concord Ventures Fund II, L.P. ......     240,000        03/29/00       $   244,076  $    240,000     $  1.00    0.18
Emerging Markets Ventures I, L.P. ...   1,690,332   01/22/98 - 04/19/99   1,759,693     1,875,981        1.11    1.44
                                           39,575        08/24/99            39,886        43,922        1.11    0.04
                                          296,812        10/01/99           326,554       329,411        1.11    0.25
                                          279,299        12/21/99           279,299       309,974        1.11    0.24
                                          296,812        03/24/00           296,812       329,411        1.11    0.25
Formula Ventures L.P. ...............     262,500        08/06/99           272,685       249,327        0.95    0.19
                                           52,500        03/22/00            52,500        49,866        0.95    0.04
                                          108,738        04/18/00           108,738       103,281        0.95    0.08
Giza GE Venture Fund III, L.P. ......      50,000        01/31/00            50,000        48,194        0.96    0.04
                                           75,000        02/24/00            75,000        72,291        0.96    0.05
                                          125,000        03/22/00           125,000       120,485        0.96    0.09
The India Media, Internet and
    Communications Fund Ltd. ........      50,000        04/05/00           262,500       250,000        5.00    0.19
K.T. Concord Venture Fund L.P. ......     500,000    12/8/97 - 3/12/99      472,941       685,827        1.37    0.52
                                          100,000        08/03/99            94,131       137,165        1.37    0.11
                                           50,000        08/25/99            47,065        68,583        1.37    0.05
                                          150,000        10/12/99           141,196       205,748        1.37    0.16
                                           50,000        02/28/00            48,789        68,583        1.37    0.05
Nexus Telocation Systems Ltd. .......     288,960        01/10/00           722,400       520,128        1.80    0.40
                                          192,640        02/28/00           481,600       346,752        1.80    0.27
Technology Crossover
    Ventures IV, L.P. ...............     268,000        03/08/00           268,000       253,307        0.95    0.20
                                           92,000        03/22/00            92,000        86,956        0.95    0.07
                                           32,000        04/24/00            32,000        30,246        0.95    0.02
                                          128,000        05/09/00           128,000       120,982        0.95    0.09
TeleSoft Partners L.P. ..............     500,000    7/22/97 - 5/17/99      379,713     1,184,237        2.37    0.91
                                          250,000        10/20/99           207,912       592,119        2.37    0.46
                                          250,000        01/21/00           250,000       592,118        2.37    0.45
                                          187,500        05/31/00           187,500       444,089        2.37    0.34
Venworld Telecommunications .........     125,947        05/18/95         2,531,383     1,430,971       11.36    1.10

The Fund may incur certain costs in connection with the disposition of the above securities.

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
NOTE G. SHARE REPURCHASE PROGRAM
--------------------------------------------------------------------------------
On October 21, 1998, the Board of Directors authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program is subject to review by the Directors of the Fund. From October 21, 1998 to May 31, 1999, the Fund repurchased 677,100 of its shares for a total cost of $6,489,527 at a weighted average discount of 18.36% from net asset value. Through May 31, 1999, the discount of individual repurchases ranged from 13.26% - 20.77%. For the fiscal year ended, May 31, 2000, the Fund repurchased 657,000 of its shares for a total cost of $8,250,794 at a weighted average discount of 20.90% from net asset value. The discount of individual repurchases ranged from 16.01% - 23.44%.

--------------------------------------------------------------------------------
NOTE H. SUBSEQUENT EVENTS
--------------------------------------------------------------------------------
The Fund engaged an Investment Banking Firm during the year to look at various strategic options for the Fund. As a result of such engagement, on July 24, 2000, the Fund's Board of Directors approved the merger (the "Merger") of the Fund with and into The Emerging Markets Infrastructure Fund, Inc. ("EMG"). As a result of the Merger, the Fund will cease to exist, EMG will be the surviving legal corporation and each share of common stock of the Fund will be converted into an equivalent dollar amount of full shares of common stock of EMG, based on the net asset value of each of the Fund and EMG. The Fund will not issue any fractional shares to the Fund's shareholders. EMG's transfer agent will aggregate all fractional shares, sell the resulting full shares on the New York Stock Exchange at the current market price for the shares and remit the cash proceeds to the Fund's shareholders in proportion to their fractional shares.

Consummation of the Merger is subject to a number of conditions, including shareholder approval and certain regulatory approvals. Upon consummation of the Merger, EMG will change its name to "The Emerging Markets Telecommunications Fund, Inc." and will adopt the Fund's investment objective and policies.

In addition, on June 27, 2000 the Board of Directors of the Fund approved the overall terms of a self-tender program that the Fund intends to launch in the calendar year 2001, which terms include the following: (i) the Fund will make a tender offer to acquire at least 15% of its outstanding shares during each calendar year of the program, and (ii) the per share purchase price will be at least 95% of the Fund's net asset value per share. Implementation of the self-tender program is conditioned on consummation of the Merger. The self-tender program is subject to change based on economic or market conditions or other factors. For example, a sustained reduction in the market discount at which the Fund's shares trade, a risk of material adverse tax consequences, or a risk of the Fund becoming subject to delisting may lead the Board of Directors to conclude that it is appropriate to suspend the self-tender program.

--------------------------------------------------------------------------------
  REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The Emerging Markets Telecommunications Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") at May 31,2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian, brokers and issuers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
July 18, 2000

--------------------------------------------------------------------------------
RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

On October 7, 1999, the annual meeting of shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                 FOR       WITHHELD     NON-VOTES
----------------                              ---------    --------     ---------
George W. Landau                              5,344,686     276,063     1,820,170
Richard W. Watt                               5,361,330     259,419     1,820,170

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, James J. Cattano, Peter A Gordon*, William W. Priest, Jr. and Martin M. Torino continue to serve as directors of the Fund.

* Mr. Gordon subsequently resigned from the Board and the size of the board was reduced by one.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending May 31, 2000.

                                  FOR            AGAINST       ABSTAIN        NON-VOTES
                               ---------         -------       -------        ---------
                               5,520,394         49,313        51,042         1,820,170

(3) To consider a shareholder proposal to terminate the investment advisory agreement with Credit Suisse Asset Management, LLC within sixty days, with a recommendation that the Board give heavy weight to a commitment to realize net asset value for shareholders when selecting a new advisor.

                                  FOR            AGAINST       ABSTAIN        NON-VOTES
                               ---------         -------       -------        ---------
                               1,117,709        4,378,203      124,837        1,820,170

--------------------------------------------------------------------------------
DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED)
--------------------------------------------------------------------------------

The InvestLink-SM- Program is sponsored and administered by EquiServe, L.P., not by The Emerging Markets Telecommunications Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink-SM- Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant

--------------------------------------------------------------------------------
DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program

--------------------------------------------------------------------------------
DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3364; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: EquiServe, L.P., InvestLink-SM- Program, P.O. Box 8040, Boston, MA 02266-8040.

--------------------------
* InvestLink is a service mark of Boston EquiServe Limited Partnership.

--------------------------------------------------------------------------------
SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

The Fund--The Emerging Markets Telecommunications Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of telecommunications companies in emerging countries. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"). CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of June 30, 2000, CSAM-Americas managed approximately $70 billion in assets.

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EMTel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktTele". The Fund's New York Stock Exchange trading symbol is ETF. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Telecommunications Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

--------------------------------------------------------------------------------
THE CSAM GROUP OF FUNDS
--------------------------------------------------------------------------------

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income Fund, Inc. (CGF)


--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Emerging Markets Telecommunications Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIRECTORS AND CORPORATE OFFICERS
--------------------------------------------------------------------------------

Dr. Enrique R. Arzac    Director

James J. Cattano        Director

George W. Landau        Director

Martin M. Torino        Director

William W. Priest, Jr.  Chairman of the Board of
                        Directors

Richard W. Watt         Director, President and Chief Investment Officer

Emily Alejos            Investment Officer

Yarek Aranowicz         Investment Officer

Robert B. Hrabchak      Investment Officer

Hal Liebes              Senior Vice President

Michael A. Pignataro    Chief Financial Officer and
                        Secretary

Rocco A. Del Guercio    Vice President

Robert M. Rizza         Treasurer

--------------------------------------------------------------------------------
INVESTMENT ADVISER
--------------------------------------------------------------------------------

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

--------------------------------------------------------------------------------
ADMINISTRATOR
--------------------------------------------------------------------------------

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

--------------------------------------------------------------------------------
CUSTODIAN
--------------------------------------------------------------------------------

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
--------------------------------------------------------------------------------

EquiServe, L.P.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105

--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103

--------------------------------------------------------------------------------
LEGAL COUNSEL
--------------------------------------------------------------------------------

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                                            ETF
                                                                          [LOGO]
                                                                   3916-AR-05/00